UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2020

ACT II GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 5th Avenue

New York, NY 10151

Attn: Christopher Giordano; Jon Venick

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 335-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ACTTU	The NASDAQ Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	ACTT	The NASDAQ Stock Market LLC

Redeemable Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ACTTW	The NASDAQ Stock Market LLC

Item 1.01 Entry Into A Material Definitive Agreement.

Amendment No. 3 to Purchase Agreement

As previously disclosed, on December 19, 2019, Act II Global Acquisition Corp. (“Act II”) entered into a purchase agreement, as amended on February 12, 2020, and May 8, 2020 (the “Purchase Agreement”), with Flavors Holdings Inc. (“Flavors Holdings”), MW Holdings I LLC (“MW Holdings I”), MW Holdings III LLC (“MW Holdings III”) and Mafco Foreign Holdings, Inc. (together with Flavors Holdings, MW Holdings I and MW Holdings III, the “Sellers”), and, for the purposes of Amendment No. 2 to the Purchase Agreement, Project Taste Intermediate LLC (“Intermediate Holdco”), in connection with the proposed purchase of all of the outstanding equity interests of Merisant Company (“Merisant”), Merisant Luxembourg (“Merisant Luxembourg”), Mafco Worldwide LLC (“Mafco Worldwide”), Mafco Shanghai LLC (“Mafco Shanghai”), EVD Holdings LLC (“EVD Holdings”), and Mafco Deutschland GmbH (together with Merisant, Merisant Luxembourg, Mafco Worldwide, Mafco Shanghai, and EVD Holdings, the “Transferred Entities”). Subject to the terms and conditions of the Purchase Agreement, at the closing of the transactions contemplated thereunder (the “Closing”), the Sellers will sell, convey, assign, transfer and deliver to Act II (or its designee), and Act II (or its designee) will purchase, the issued and outstanding equity interests of the Transferred Entities and certain assets thereof, and assume certain liabilities included in the Transferred Assets and Liabilities (as defined in the Purchase Agreement), in each instance, free and clear of all liens (subject to certain exceptions set forth in the Purchase Agreement), in exchange for the Purchase Price (as defined in the Purchase Agreement).

On June 15, 2020, Act II, Intermediate Holdco and the Sellers entered into Amendment No. 3 to Purchase Agreement (the “Purchase Agreement Amendment”), pursuant to which the parties further amended certain provisions of the Purchase Agreement, in order to, among other things:

•	reduce the Base Cash Consideration (as defined in the Purchase Agreement) from $415,000,000 to $387,500,000;

•	eliminate the Purchaser Ordinary Shares Consideration (as defined in the Purchase Agreement), valued at approximately $25,000,000, except to the extent issuable in exchange for a dollar-for-dollar reduction to the Base Cash Consideration, which may be made at Act II’s election, subject to certain conditions set forth in the Purchase Agreement Amendment and the mechanics described below;

•	provide that the Purchaser Ordinary Shares Consideration (as defined in the Purchase Agreement), if any, will be equal to the quotient of (i) the amount, if any, by which the Base Cash Consideration is reduced in accordance with the mechanics set forth below, divided by (ii) the lowest per share price at which Class A Ordinary Shares are sold by Act II to any person from and after the date of the Purchase Agreement but prior to, at or in connection with the Closing;

•	modify Act II’s ability to convert a portion of the Purchase Price (as defined in the Purchase Agreement) payable to the Sellers from Base Cash Consideration into Purchaser Ordinary Shares Consideration by:

•	increasing the cap on the amount of consideration which is convertible from $20,000,000 to $21,000,000; and

•	requiring that, as a condition on Act II’s exercise of the option to convert, there must be less than $174,000,000 cash available (as calculated in the manner prescribed in connection with the minimum cash condition to close);

•	reduce the minimum amount of cash that must be available to Act II on the date of Closing in order to satisfy certain of its cash payment obligations, after giving effect to (i) all redemption payments owed by Act II to its shareholders that have exercised their rights to redeem their public shares and (ii) all available amounts in the trust account established in connection with the Act II’s initial public offering, but excluding any proceeds contemplated by the Debt Financing (as defined in the Purchase Agreement), the PIPE Financing (as defined in the Purchase Agreement) and any additional equity financing, from $210,000,000 to $153,000,000;

•	increase the number of Class A ordinary shares of Act II, par value $0.0001 per share (“Act II Class A Shares”), to be deposited into escrow by Act II Global LLC (“Act II Sponsor”) at the Closing from 2,000,000 to 3,000,000; and

•	remove the obligation of the parties to enter into the investors agreement at the Closing, which eliminated, among other things, the board designation and registration rights of the Sellers.

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A copy of the Purchase Agreement Amendment is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Purchase Agreement Amendment is qualified in its entirety by reference thereto.

Amendment to Sponsor Support Agreement

As previously disclosed, concurrently with the execution of the Purchase Agreement, Act II Sponsor, Act II and the Sellers entered into a Sponsor Support Agreement, as amended on February 12, 2020 (the “Sponsor Support Agreement”), pursuant to which Act II Sponsor agreed to certain covenants and agreements related to the Transactions, particularly with respect to taking supportive actions to consummate the Transactions, to be effective at the Closing.

Concurrently with the execution of the Purchase Agreement Amendment, Act II Sponsor, Act II, and the Sellers entered into Amendment No. 2 to Sponsor Support Agreement (the “Sponsor Support Amendment”), pursuant to which:

•	Act II Sponsor agreed to deposit an additional 1,000,000 Act II Class A Shares (from 2,000,000 to 3,000,000) into escrow at the Closing; and

•	the Sellers no longer have the right to designate to two members to the board of directors of the post-close combined company.

A copy of the Sponsor Support Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Sponsor Support Amendment is qualified in its entirety by reference thereto.

Amendment and Consent to Commitment Letter

As previously disclosed, on December 19, 2019, in connection with entering into the Purchase Agreement, Act II entered into a commitment letter, as amended on May 8, 2020 (the “Commitment Letter”), with TD Securities (USA) LLC (“TDSL”), as left lead arranger and book runner, The Toronto-Dominion Bank, New York Branch (“TDNY”), and Toronto Dominion (Texas) LLC (“TDTX,” and together with TDSL and TDNY, the “TD Entities”) as administrative agent. The Commitment Letter was filed as Exhibit 10.2 to the Form 8-K filed by Act II on February 13, 2020.

On June 15, 2020, Act II and the TD Entities entered into a side letter relating to certain matters set forth in the Commitment Letter (the “Commitment Letter Consent”). Among other things, the Commitment Letter Consent Letter (i) amended certain factual and procedural statements in the Commitment Letter regarding the overall proposed Transaction and (ii) provided consent from the TD Entities regarding Act II’s entry in the Purchase Agreement Amendment.

A copy of the Commitment Letter Consent Letter is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the Commitment Letter Consent Letter is qualified in its entirety by reference thereto.

Consents to Subscription Agreements

As previously disclosed, on February 12, 2020, Act II entered into subscription agreements (collectively, the “Subscription Agreements”) with certain investors (collectively, the “PIPE Investors”) pursuant to which, among other things, such investors agreed to subscribe for and purchase, and Act II agreed to issue and sell to such investors, Act II Class A Shares and warrants for gross proceeds of approximately $75,000,000.

In accordance with the terms of the Subscription Agreements, and concurrently the execution of the Purchase Agreement Amendment, the Sponsor Support Amendment, and the Commitment Letter Consent, Act II entered into side letters with the PIPE Investors pursuant to which the PIPE Investors irrevocably consented to, among other things, the amendments set forth above.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 15 2020, Act II convened and then adjourned, without conducting any other business, the extraordinary general meeting of the shareholders of Act II (the “Shareholders Meeting”) and the special meeting of the public warrant holders of Act II (the “Warrant Holders Meeting”), held to consider certain matters relating to the Business Combination, until Wednesday, June 24, 2020, at 3:30 p.m. EDT and 3:00 p.m. EDT, respectively. The only proposals submitted for a vote of the shareholders at the Shareholders Meeting, and the public warrant holders at the Warrant Holders Meeting, was the approval of the adjournment of such meeting to a later date or dates (the “Adjournment Proposal” and the “Warrant Holders Adjournment Proposal,” respectively). The Adjournment Proposal and the Warrant Holders Adjournment Proposal are each described in greater detail in the proxy statement/prospectus filed pursuant to Rule 424(b)(3) (File No. 333-236459) by Act II with the U.S. Securities and Exchange Commission on May 13, 2020.

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Extraordinary General Meeting of Shareholders

As of May 1, 2020, the record date for the Shareholders Meeting, there were 30,000,000 Act II Class A Shares and 7,500,000 Class B ordinary shares of Act II, par value $0.0001 per share (“Act II Class B Shares,” and together with the Act II Class A Shares, “Act II Shares”), issued and outstanding, each of which was entitled to one vote with respect to the Adjournment Proposal. At the Shareholders Meeting, 32,167,519 Act II Shares, or approximately 85.78% of the total Act II Shares outstanding, were present in person or represented by proxy, constituting a quorum. The final results of voting for the only matter submitted to a vote of shareholders at the Shareholders Meeting are as follows:

The Adjournment Proposal — To approve a resolution to adjourn the Shareholders Meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Act II that more time is necessary or appropriate to approve one or more proposals at the Shareholders Meeting.

FOR	AGAINST	ABSTENTIONS
30,797,731	1,369,488	300

Special Meeting of Public Warrant Holders

As of May 1, 2020, the record date for the Warrant Holders Meeting, there were 15,000,000 warrants of Act II issued in its initial public offering, each representing the right to purchase one Act II Class A Share (“Public Warrants”), issued and outstanding, each of which was entitled to one vote with respect to the Warrant Holders Adjournment Proposal. At the Warrant Holders Meeting, a total of 10,851,754 Public Warrants, or approximately 72.34% of the total Public Warrants outstanding, were present in person or represented by proxy, constituting a quorum. The final results of voting for the only matter submitted to a vote of public warrant holders at the Warrant Holders Meeting are as follows:

The Warrant Holders Adjournment Proposal — To adjourn the meeting to a later date or dates, if necessary to permit further solicitation and vote of proxies if it is determined by Act II that more time is necessary or appropriate to approve the warrant amendment proposal.

FOR	AGAINST	ABSTENTIONS
10,797,693	54,061	0

Item 7.01 Regulation FD Disclosure.

On June 16, 2020, Act II issued a press release announcing the execution of the Purchase Agreement Amendment. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Act II prepared a revised investor presentation for use in connection with various meetings and conferences. A copy of the investor presentation is furnished as Exhibit 99.2 and incorporated by reference herein.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

The information set for in Item 5.07 of this Current Report on Form 8-K is incorporated by reference into this Item 8.01.

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In connection with the shareholder and warrant holder approvals of the adjournment proposals, Act II convened and then adjourned, without conducting any business, the Shareholders Meeting and the Warrant Holders Meeting. The adjourned Shareholders Meeting and Warrant Holders Meeting will be reconvened on Wednesday, June 24, 2020, at 3:30 p.m. EDT and 3:00 p.m. EDT, respectively. The record date for the Shareholders Meeting and Warrant Holders Meeting remains May 1, 2020.

In connection with the adjournment of the Shareholders Meeting, Act II has extended the deadline by which holders of Act II Class A Shares may submit such shares for redemption until Monday, June 22, 2020, at 5:00 p.m. EDT (two business days prior to the vote at the adjourned extraordinary general meeting), in accordance with the procedures described in the definitive proxy statement/prospectus.

Act II intends to file a supplement to the definitive proxy statement/prospectus that will provide further information on the amendments and revised terms governing the Business Combination, as described in Item 1.01 of this Current Report on Form 8-K.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of Act II and can be identified by the use of words such as “may,” “will,” “should,” “would,” “will be,” “will continue,” “will likely result,” “believe,” “project,” “expect,” “anticipate,” “intend,” “estimate” and other comparable terms. Such forward-looking statements with respect to financial performance, strategies, prospects and other aspects of the businesses of Act II, Merisant Company (“Merisant”), MAFCO Worldwide LLC (“Mafco”) or the combined company after completion of the business combination are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) potential adverse effects of the ongoing global COVID-19 pandemic; (2) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement with respect to the business combination; (3) the outcome of any legal proceedings that may be instituted against Act II, the combined company or others following the announcement of the business combination and the definitive agreement with respect thereto; (4) the inability to complete the business combination due to the failure to obtain approval of the shareholders and/or warrant holders of Act II, to obtain financing to complete the business combination or to satisfy conditions to closing in the definitive agreement with respect to the business combination; (5) changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the business combination; (6) the ability to comply with Nasdaq listing standards following the consummation of the business combination; (7) the risk that the business combination disrupts current plans and operations of Merisant and Mafco as a result of the announcement and consummation of the business combination; (8) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers, obtain adequate supply of products and retain its management and key employees; (9) costs related to the business combination; (10) changes in applicable laws or regulations; (11) the possibility that Merisant and Mafco or the combined company may be adversely affected by other economic, business, and/or competitive factors; (12) the inability to achieve estimates of expenses and profitability; (13) the impact of foreign currency exchange rates and interest rate fluctuations on results; and (14) other risks and uncertainties indicated from time to time in the definitive proxy statement/prospectus of Act II, including those under “Risk Factors” therein, and other documents filed (or furnished) or to be filed (or furnished) with the Securities and Exchange Commission by Act II. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Merisant and Mafco and Act II undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

In connection with the proposed business combination and warrant amendment, Act II filed with the Securities and Exchange Commission (the “SEC”) and mailed the definitive proxy statement/prospectus and other relevant documentation to Act II shareholders and Act II warrant holders. This filing does not contain all the information that should be considered concerning the proposed transaction. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination and the warrant amendment. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.

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Act II shareholders and Act II warrant holders and other interested persons are advised to read the definitive proxy statement/prospectus in connection with Act II’s solicitation of proxies for the extraordinary general meeting of the Act II shareholders and the special meeting of Act II’s public warrant holders to be held to approve the proposed transaction and the warrant amendment, because these materials contain important information about Merisant Company (“Merisant”), MAFCO Worldwide LLC (“Mafco”) and Act II and the proposed transaction and the warrant amendment.

The definitive proxy statement/prospectus was mailed to Act II shareholders and warrant holders as of the record date, May 1, 2020. Shareholders and warrant holders are also able to obtain a copy of the definitive proxy statement/prospectus, without charge, at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Act II, Merisant, Mafco and their respective directors and officers and representatives or affiliates may be deemed to be participants in the solicitation of proxies of Act II shareholders in connection with the business combination and of Act II warrant holders in connection with the warrant amendment. Act II shareholders and Act II warrant holders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Act II in the definitive proxy statement/prospectus of Act II. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Act II shareholders in connection with the business combination, and to Act II warrant holders in connection with the warrant amendment, is set forth in the proxy statement/prospectus for the business combination and warrant amendment. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination and warrant amendment is included in the proxy statement/prospectus that Act II filed with the SEC and other documents furnished or filed with the SEC by Act II.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Amendment No. 3 to Purchase Agreement dated as of June 15, 2020, by and among Act II, Intermediate Holdco and the Sellers.
10.1	Amendment No. 2 to Sponsor Support Agreement dated as of June 15, 2020, by and among Act II Sponsor, Act II and the Sellers.
10.2	Consent Commitment Letter dated June 15, 2020, by and among TDSL, TDNY, TDTX and Act II.
99.1	Press Release dated June 16, 2020.
99.2	Investor Presentation dated June 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Act II Global Acquisition Corp.

Date: June 16, 2020	By:	/s/ Ira J. Lamel
Name: Ira J. Lamel Title: Chief Financial Officer

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